Loss Contingencies Arising From Representations And Warranties of Our Discontinued Mortgage Operations	12 Months Ended
Apr. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Loss Contingencies Arising From Representations and Warranties of Our Discontinued Mortgage Operations
We offer POM to tax clients whereby we (1) represent our clients if they are audited by a taxing authority, and (2) assume the cost, up to a cumulative per client limit of $6,000 for U.S. clients and $3,000CAD for Canadian clients, of additional taxes owed by a client resulting from errors attributable to H&R Block. We defer all revenues and direct costs associated with these service plans, recognizing these amounts over the term of the service plan based on the historical pattern of actual claims paid. The related short-term asset is included in prepaid expenses and other current assets. The related liability is included in deferred revenue and other current liabilities in the consolidated balance sheets. The related long-term asset and liability are included in other noncurrent assets and deferred revenue and other noncurrent liabilities, respectively, in the consolidated balance sheets. A loss on POM would be recognized if the sum of expected costs for services exceeded unearned revenue. See note 16 for changes in the related balance of deferred revenue for both company-owned and franchise POM.
Assisted tax returns are covered by our 100% accuracy guarantee, whereby we will reimburse a client for penalties and interest if we make an error on a return. DIY tax returns are covered by our 100% accuracy guarantee, whereby we will reimburse a client up to a maximum of $10,000, if our software makes an arithmetic error that results in payment of penalties and/or interest to the IRS that a client would otherwise not have been required to pay. Our liability related to estimated losses under the 100% accuracy guarantee was $9.4 million and $6.8 million as of April 30, 2018 and 2017, respectively. The short-term and long-term portions of this liability are included in deferred revenue and other liabilities in the consolidated balance sheets.
Our liability related to acquisitions for estimated contingent consideration was $12.1 million and $10.4 million as of April 30, 2018 and 2017, respectively, with amounts recorded in deferred revenue and other liabilities. Estimates of contingent payments are typically based on expected financial performance of the acquired business and economic conditions at the time of acquisition, and are generally paid out two to three years after the acquisition. Should actual results differ from our assumptions, future payments made will differ from the above estimate and any differences will be recorded in results from continuing operations.
We have contractual commitments to fund certain franchises with approved revolving lines of credit. Our total obligation under these lines of credit was $40.9 million as of April 30, 2018, and net of amounts drawn and outstanding, our remaining commitment to fund totaled $20.2 million.
We are self-insured for certain risks, including, employer provided medical benefits, workers' compensation, property and casualty, tax errors and omissions, and claims related to POM. These programs maintain various self-insured retentions. In all but POM in company-owned offices, commercial insurance is purchased in excess of the self-insured retentions. We accrue estimated losses for self-insured retentions using actuarial models and assumptions based on historical loss experience.
We have a deferred compensation plan that permits certain employees to defer portions of their compensation and accrue income on the deferred amounts. Included in deferred revenue and other liabilities is $23.3 million and $25.2 million as of April 30, 2018 and 2017, respectively, reflecting our obligation under these plans.
On July 27, 2017, we entered into a Refund Advance Program Agreement and certain ancillary agreements with BofI, pursuant to which they will originate and fund Refund Advance loans, and provide technology, software, and underwriting support services related to such loans during the 2018 tax season. The Refund Advance Program Agreement was subsequently amended on November 9, 2017. RAs are offered to certain assisted U.S. tax preparation clients, based on client eligibility as determined by the loan originator. We pay loan origination fees based on volume and customer type. The loan origination fees are intended to cover expected loan losses and payments to capital providers, among other items. We have provided two limited guaranties related to this agreement. We have provided a limited guaranty up to $10 million related to loans to clients prior to the IRS accepting electronic filing. At April 30, 2018 and 2017, we had accrued an estimated liability of $1.6 million and $0.7 million, respectively, related to this guaranty. Additionally, we provided a limited guaranty for the remaining loans, up to $57 million in the aggregate, which would cover certain incremental loan losses. Based on performance of the remaining loans to date, we do not expect to pay any amounts related to this guaranty.
In connection with an agreement with BofI, we are required to purchase a 90% participation interest, at par, in all EAs originated by our lending partner. See note 3 for additional information about these balances.
Substantially all of the operations of our subsidiaries are conducted in leased premises. Most of the operating leases are for periods ranging from three years to five years, with renewal options, and provide for fixed monthly rentals. Future minimum operating lease commitments as of April 30, 2018, are as follows:

(in 000s)
2019	$230,163
2020	228,063
2021	173,746
2022	103,545
2023	51,575
2024 and beyond	33,813
$820,905

Rent expense of continuing operations for fiscal years 2018, 2017 and 2016 totaled $245.9 million, $236.2 million and $228.5 million, respectively.
LOSS CONTINGENCIES PERTAINING TO DISCONTINUED MORTGAGE OPERATIONS – SCC ceased originating mortgage loans in December 2007 and, in April 2008, sold its servicing assets and discontinued its remaining operations. Mortgage loans originated by SCC were sold either as whole loans to single third-party buyers, who generally securitized such loans, or in the form of residential mortgage-backed securities (RMBSs). In connection with the sale of loans and/or RMBSs, SCC made certain representations and warranties. Claims under these representations and warranties together with any settlement arrangements related to these losses are collectively referred to as "representation and warranty claims."
SCC accrues a liability for losses related to representation and warranty claims when those losses are believed to be both probable and reasonably estimable. SCC’s loss estimate as of April 30, 2018, is based on the best information currently available, management judgment, developments in relevant case law, and the terms of bulk settlements. In periods when a liability is accrued for such loss contingencies, the liability is included in deferred revenue and other current liabilities on the consolidated balance sheets. A rollforward of SCC’s accrued liability for these loss contingencies is as follows:

(in 000s)
Year ended April 30,	2018	2017	2016
Balance, beginning of the year	$4,500	$65,265	$149,765
Loss provisions	—	235	4,000
Payments	(4,500)	(61,000)	(88,500)
Balance, end of the year	$—	$4,500	$65,265

See note 12, which addresses contingent losses that may be incurred with respect to various indemnification or contribution claims by underwriters, depositors, and securitization trustees in securitization transactions in which SCC participated.
SCC ceased originating mortgage loans in December 2007 and, in April 2008, sold its servicing assets and discontinued its remaining operations.
Mortgage loans originated by SCC were sold either as whole loans to single third-party buyers, who generally securitized such loans, or in the form of RMBSs. In connection with the sale of loans and/or RMBSs, SCC made certain representations and warranties. Claims under these representations and warranties together with any settlement arrangements related to these losses are collectively referred to as "representation and warranty claims." These representations and warranties varied based on the nature of the transaction and the buyer's or insurer's requirements, but generally pertained to the ownership of the loan, the validity of the lien securing the loan, borrower fraud, the loan's compliance with the criteria for inclusion in the transaction, including compliance with SCC's underwriting standards or loan criteria established by the buyer, ability to deliver required documentation, and compliance with applicable laws. Representations and warranties related to borrower fraud in whole loan sale transactions to institutional investors, which were generally securitized by such investors and represented approximately 68% of the disposal of loans originated in calendar years 2005, 2006 and 2007, included a "knowledge qualifier" limiting SCC's liability to those instances where SCC had knowledge of the fraud at the time the loans were sold. Representations and warranties made in other sale transactions effectively did not include a knowledge qualifier as to borrower fraud. To the extent that any remaining repurchase obligations exist, SCC believes it would have an obligation to repurchase a loan only if it breached a representation and warranty and such breach materially and adversely affects the value of the mortgage loan or certificate holder's interest in the mortgage loan.
Representation and warranty claims received by SCC have primarily related to alleged breaches of representations and warranties related to a loan's compliance with the underwriting standards established by SCC at origination and borrower fraud for loans originated in calendar years 2006 and 2007. SCC has received claims representing an original principal amount of $2.6 billion since May 1, 2008, of which $1.9 billion were received prior to fiscal year 2013.
SETTLEMENT ACTIONS – SCC has entered into bulk settlements of previously denied and potential future representation and warranty and other claims against SCC. Settlement payments were made during fiscal year 2017 in the amount of $4.5 million pursuant to settlement agreements entered into in fiscal years 2016 and 2017. The amounts paid under these settlement agreements were fully covered by prior accruals.
LIABILITY FOR ESTIMATED CONTINGENT LOSSES – SCC accrues a liability for losses related to representation and warranty claims when those losses are believed to be both probable and reasonably estimable. SCC's loss estimate as of April 30, 2018 is based on the best information currently available, management judgment, developments in relevant case law and the terms of bulk settlements.
The liability is included in deferred revenue and other current liabilities on the consolidated balance sheets. A rollforward of SCC's accrued liability for these loss contingencies is as follows:

(in 000s)
Year ended April 30,	2018	2017	2016
Balance, beginning of the year	$4,500	$65,265	$149,765
Loss provisions	—	235	4,000
Payments	(4,500)	(61,000)	(88,500)
Balance, end of the year	$—	$4,500	$65,265

The statute of limitations for a contractual claim to enforce a representation and warranty obligation is generally six years or such shorter limitations period that may apply under the law of a state where the economic injury occurred. On June 11, 2015, the New York Court of Appeals, New York's highest court, held in ACE Securities Corp. v. DB Structured Products, Inc., that the six-year statute of limitations under New York law starts to run at the time the representations and warranties are made, not the date when the repurchase demand was denied. This decision applies to claims and lawsuits brought against SCC where New York law governs. New York law governs many, though not all, of the RMBS transactions into which SCC entered. However this decision would not affect representation and warranty claims and lawsuits SCC has received or may receive, for example, where the statute of limitations has been tolled by agreement or a suit was timely filed.
In response to the statute of limitations rulings in the ACE case and similar rulings in other state and federal courts, parties seeking to pursue representation and warranty claims or lawsuits have sought, and may in the future seek, to distinguish certain aspects of the ACE decision, pursue alternate legal theories of recovery, or assert claims against other contractual parties such as securitization trustees. For example, a 2016 ruling by a New York intermediate appellate court allowed a counterparty to pursue litigation on additional loans in the same trust even though only some of the loans complied with the condition precedent of timely pre-suit notice and opportunity to cure or repurchase. Additionally, plaintiffs in litigation to which SCC is not party have alleged breaches of an independent contractual duty to provide notice of material breaches of representations and warranties, and pursued separate claims to which, they argue, the statute of limitations ruling in the ACE case does not apply. The impact on SCC from alternative legal theories seeking to avoid or distinguish the ACE decision, or judicial limitations on the ACE decision, is unclear. SCC has not accrued liabilities for claims not subject to a tolling arrangement or not relating back to timely filed litigation.
See note 12, which addresses contingent losses that may be incurred with respect to various indemnification or contribution claims by underwriters, depositors, and securitization trustees in securitization transactions in which SCC participated.